UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): February 1, 2006
                                                           -----------------





                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               1-9389                       13-3314599
----------------              ------------------------            --------------
(State or other               (Commission file number)            (IRS employer
jurisdiction of                                                   identification
incorporation)                                                    no.)


       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                        19422
---------------------------------------                             ----------
(Address of principal executive offices)                            (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement

     On February 1, 2006, C&D Technologies, Inc (the "Company") entered into an Amendment No. 1 to the Employment Agreement (the "Amendment to the Employment Agreement") with Dr. Jeffrey A. Graves, President and Chief Executive Officer, and employment agreements (the "Employment Agreements") with each of the following named executive officers: Ian J. Harvie, Vice President and Chief Financial Officer; James D. Dee, Vice President, General Counsel and Corporate Secretary; Charles Giesige, Vice President and General Manager - Standby Power & Motive Power Divisions; and William Bachrach, Vice President and General Manager
- Power Electronics Division (the "Executives").

Amendment to the Employment Agreement with Dr. Graves

     The Amendment to the Employment Agreement with Dr. Graves provides that upon termination by the Company without cause other than as a result of death or disability, or termination by Dr. Graves which is a breach termination, the Company shall continue to pay Dr. Graves his base salary at the rate in effect on the date of termination for a period of two years but any such base salary payments shall commence in the form of normal payroll installments through the period ending as of the end of the second month following the later of (A) the calendar year in which his termination of employment occurs or (B) the taxable year of the Company in which his termination of employment occurs. The balance of such base salary payments shall be made in a single lump sum payable within the fifteen day period immediately following the end of the month in which installment payments are to cease. Additionally, any cash payment equal to his targeted bonus amount as defined in Dr. Graves' original employment agreement shall be paid no later than the 15th day of the third month following the later of (A) the calendar year in which his termination of employment occurs or (B) the taxable year of the Company in which his termination of employment occurs.

     The Amendment to the Employment Agreement with Dr. Graves also provides that the Company shall pay to Dr. Graves within fifteen days following a change of control termination any lump sum amounts as provided in his original employment agreement. The Amendment to the Employment Agreement further provides that the gross-up payment as defined his original employment agreement shall include all additional taxes and interest imposed under Code Section 409A(a)(1)(B) on the gross-up payment and any severance payment made to Dr. Graves. Additionally, the Amendment to the Employment Agreement provides that any gross-up payment shall be paid by the Company to Dr. Graves within five business days of the receipt of the accounting firm's determination of the gross-up payment, which determination shall be made no later than the end of the second month following the later of (1) the calendar year in which Dr. Graves employment with the Company terminates and (2) the taxable year of the Company in which Dr. Graves' employment with the Company terminates. In the event that such determination can not be made within such period, payment may be made as soon as practicable after such determination can be made.

Employment Agreements with Messrs. Harvie, Dee, Giesige and Bachrach

     The Employment Agreements set forth the basic terms of employment for each Executive, including base salary, bonus and benefits to which each Executive is entitled during the term of employment and in the event that employment is terminated for certain reasons. Each Executive's annual base salary as defined in his respective Employment Agreement is as follows: Mr. Harvie: $335,000; Mr.
Dee: $250,000; Mr. Giesige: $235,000; and Mr. Bachrach: $225,000. The Employment Agreements are described in further detail below.

     Each of the Employment Agreements with Messrs. Harvie, Dee, Giesige and Bachrach provides that employment shall continue in effect until either party shall give to the other party at least 30 days prior written notice of the termination of the Employment Agreement or until it is terminated due to death, disability or for cause as defined in the Employment Agreements.

     Under their Employment Agreements, Messrs. Harvie, Dee, Giesige and Bachrach shall each be entitled: (i) to participate in the Company's Management Incentive Compensation Plan or any successor thereto each year in accordance with criteria and for amounts approved by the Company's Board of Directors, except as may otherwise be delegated to the Company's Compensation Committee or other relevant committee (Executive has a minimum targeted bonus for each fiscal year of 35% of his base salary with the actual payment of any bonus being dependent on the achievement of targeted objectives except as otherwise set forth in Executive's Employment Agreement), and (ii) to be granted options to acquire stock of the Company or other equity awards, to the extent (if any) approved by the Compensation Committee or the relevant committee, under the Company's stock option or equity incentive plans in effect from time to time.

     Benefits Provided Upon Termination of Employment

     Each of the Employment Agreements with Messrs. Harvie, Dee, Giesige and Bachrach, respectively, provide for certain benefits in the event of termination of employment. In the event that employment is terminated for any reason, (i) Executive or his estate, as applicable, shall be paid within fifteen business days after the date of termination (A) his base salary through the date of termination, (B) any then-unpaid annual bonus or other incentive compensation that may have earned pursuant to the terms of any applicable incentive compensation or bonus plan of the Company with respect to any fiscal year or other performance period completed prior to the date of termination, and (C) any then-unused accrued vacation pay; (ii) Executive, his beneficiaries and/or his estate, as applicable, shall be entitled to any payments and benefits under the benefits and incentive plans and perquisite programs of the Company, in accordance with the respective terms of those plans and perquisite programs (including without limitation, any conversion option available to him under the Company's life insurance plan(s)); and (iii) Executive or his estate, as applicable, shall be reimbursed for any business expenses incurred prior to termination.

     In the event that employment is terminated by the Company without cause (other than as a result of death or disability), or employment is terminated by employee due to a material breach by the Company either prior to a change of control (as defined in each of Messrs. Harvie, Dee, Giesige and Bachrach's respective Employment Agreements) or following two years after the occurrence of a change of control, of the provisions of the Employment Agreement, the Company shall pay Executive an amount equal to his base salary at the rate in effect on the date of termination. Payment of such amount will commence in the form of normal payroll installments through the period ending as of the end of the second month following the later of (A) the calendar year in which the termination of employment occurs or (B) the taxable year of the Company in which the termination of employment occurs. The balance of such payments shall be made in a single lump sum payable within the fifteen day period immediately following the end of the month in which installment payments are to cease. If Executive terminates employment on or after May 1st of a fiscal year, Executive shall be entitled to an annual bonus for that fiscal year, based on the actual bonus earned under the applicable bonus plan for the fiscal year, pro-rated to reflect the number of business days during the fiscal year in which Executive was employed by the Company. This bonus shall be paid only when and if bonuses are paid to other senior executives of the Company for such year, but, if any such bonus is payable, it shall be paid no later than the 15th day of the third month following the later of (A) the calendar year in which the termination of employment occurs or (B) the taxable year of the Company in which the termination of employment occurs.

     Benefits Provided Upon a Change in Control

     A change of control termination means the occurrence of any of the following within 24 months after a change of control: (a) the Executive's employment with the Company is terminated by the Executive pursuant to a termination for good reason (as defined in each of Messrs. Harvie, Dee, Giesige and Bachrach's respective Employment Agreements); or (b) the Executive's employment with the Company is terminated by the Company for any reason other than death, disability or for cause. If Executive's employment is terminated within 24 months after a change of control occurs, the Executive shall be entitled to receive, subject to the execution of a release, the payments and benefits set forth below in consideration of the Executive's agreements under their Employment Agreement, including but not limited to the Executive's agreement not to compete with the Company for a period of one year after a change of control termination pursuant to Section 5(a) of the Employment Agreement; provided, however, that any payment made or benefit provided upon a change of control shall be reduced by any amount paid or payable to the Executive and/or the Executive's family with respect to the same type of payment or benefit under any other plan maintained by the Company to avoid duplication of payments or benefits:

     (a) The Company shall pay to the Executive within fifteen days following the change of control termination, a lump sum amount equal to (i) two times the sum of (x) the base salary as in effect immediately before the date of termination (disregarding any reduction thereof in violation of Section 2(a) of the Employment Agreement) and (y) the annual bonus amount. The "annual bonus amount" shall mean the greater of (i) the average of the annual bonuses paid to the Executive with respect to each of the three most recently completed fiscal years of the Company before the date of termination for which a bonus has been paid or (ii) the Executive's targeted bonus amount. The Executive's "targeted bonus amount" shall mean (x) the higher of 35% and the percentage of the Executive's targeted bonus in effect before the date of termination for purposes of determining the Executive's annual bonus for the year in which the termination occurs, times (y) the amount of the Executive's base salary as in effect for the year in which the Executive's termination occurs (disregarding any reduction thereof in violation of Section 2(a) of the Employment Agreement).

     (b) The Company shall for two years after the date of the change of control termination provide the Executive and the Executive's eligible beneficiaries (if applicable) with Welfare Benefits (as defined below) provided to the Executive prior to the change of control termination, other than disability insurance and severance. Notwithstanding the foregoing, to the extent the Company's plans providing Welfare Benefits do not permit the continued participation by the Executive and/or the Executive's eligible beneficiaries or such participation would have an adverse tax impact on such plans or on the other participants in such plans or is otherwise prohibited by applicable law, the Company may instead provide materially equivalent benefits to the Executive and/or the Executive's eligible beneficiaries outside such plans (which, in the case of medical insurance benefits, may be provided by the Company paying a portion of the premium for the continuation of such medical benefits pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act ("COBRA") which is equal to the portion of the premium it then pays for active executive employees' medical premiums. The Executive's entitlement to COBRA coverage shall in any event be measured from the date of termination of employment. Furthermore, if the Company is unable to continue the Executive's life insurance coverage, it shall pay the Executive an amount equal to the premium paid during the year prior to termination times the number of months for which such benefits would have otherwise been continued hereunder. The Executive agrees to complete such forms and take such physical examinations as may be reasonably requested by the Company in connection with such life insurance coverage. "Welfare Benefits" means benefits under all health and medical (other than executive physicals), life and other welfare plans (as defined in Section 3(l) of the Employee Retirement Income Security Act of 1974, as amended), in which the Executive was participating immediately prior to the date of termination, except for disability plans and severance plans.

     (c) All outstanding options and restricted stock awards that have been granted to the Executive by the Company at any time but have not yet expired or vested and upon which vesting depends solely upon the Executive's remaining employed by the Company for a specified period of time, shall immediately vest or become nonforfeitable, as the case may be. In the event the foregoing sentence becomes applicable, the Company agrees to cause the Board of Directors to take all steps necessary to implement the foregoing sentence.

     (d) The Company, at its expense, shall provide the Executive with outplacement services at a level appropriate for the most senior level of executive employees through an outplacement firm of the Executive's choice for a period of up to one year after the date of the change of control termination.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:  February 7, 2006                  By:  /s/ James D. Dee
                                              ----------------------------------
                                             James D. Dee - Vice President,
                                             General Counsel and Secretary